Exhibit 21.1

Subsidiary	Jurisdiction of Organization
186 JAMAICA AVE, LLC	Delaware
251 JAMAICA AVE, LLC	Delaware
5 Old Lancaster Associates, LLC	Pennsylvania
CONSHOHOCKEN GP II, LLC	Delaware
CS SNL NEW YORK AVE, LLC	Delaware
CS SNL OPERATING COMPANY, LLC	Delaware
CS VENTURE I, LLC	Delaware
CUBE HHF Limited Partnership	Delaware
CUBE HHF TRS, LLC	Delaware
CUBE VENTURE GP, LLC	Delaware
CubeSmart	Maryland
CubeSmart Alexandria, LLC	Delaware
CubeSmart Allen, LLC	Delaware
CubeSmart Asset Management, LLC	Delaware
CUBESMART BARTOW, LLC	Delaware
CUBESMART BOSTON ROAD, LLC	Delaware
CUBESMART CLINTON, LLC	Delaware
CUBESMART CYPRESS, LLC	Delaware
CUBESMART EAST 135TH, LLC	Delaware
CUBESMART LEESBURG, LLC	Delaware
CubeSmart Management, LLC	Delaware
CUBESMART NEW ROCHELLE, LLC	Delaware
CUBESMART PINE LAKES, LLC	Delaware
CUBESMART SOUTHERN BLVD, LLC	Delaware
CUBESMART TEMPLE HILLS, LLC	Delaware
CUBESMART TIMONIUM BORROWER, LLC	Delaware
CubeSmart Timonium, LLC	Delaware
CubeSmart TRS, Inc.	Ohio
CUBESMART WILTON, LLC	Delaware
CubeSmart, L.P.	Delaware
EAST COAST GP, LLC	Delaware
EAST COAST STORAGE PARTNERS, L.P.	Delaware
FREEHOLD MT, LLC	Delaware
LANGHORNE GP II, LLC	Delaware
Lantana Property Owner’s Association, Inc.	Florida
MONTGOMERYVILLE GP II, LLC	Delaware

Old Lancaster Venture, L.P.	Pennsylvania
R STREET STORAGE ASSOCIATES LLC	Maryland
SHIRLINGTON RD, LLC	Delaware
SOMERSET MT, LLC	Delaware
STORAGE PARTNERS OF CONSHOHOCKEN, L.P.	Delaware
STORAGE PARTNERS OF FAIRFAX II, LLC	Delaware
Storage Partners of Freehold II, LLC	Delaware
Storage Partners of Langhorne II, LP	Delaware
STORAGE PARTNERS OF MONTGOMERYVILLE, L.P.	Delaware
STORAGE PARTNERS OF SOMERSET, LLC	Delaware
STORAGE PARTNERS OF VIENNA II, LLC	Delaware
STORAGE PARTNERS OF WEST HEMPSTEAD II, LLC	Delaware
UNITED-HSRE I, L.P.	Delaware
USI II, LLC	Delaware
USI Overseas Development Holding, LLC	Delaware
USI Overseas Development LLC	Delaware
USIFB LLP	UK
USIFB LP	UK
USIFB Property Investment No. 1 Limited	UK
USIFB Property Investment No. 2 Limited	UK
USIFB Storage Company Limited	UK
U-Store-It Development LLC	Delaware
U-Store-It Trust Luxembourg S.ar.l.	Luxembourg
Wider Reach, LLC	Delaware
YASKY LLC	Delaware
YSI Burke Lake, LLC	Delaware
YSI HART TRS, INC	Delaware
YSI I LLC	Delaware
YSI II LLC	Delaware
YSI IV LLC	Delaware
YSI IX LP	Delaware
YSI IX LP LLC	Delaware
YSI V LLC	Delaware
YSI VENTURE GP LLC	Delaware
YSI VENTURE LP LLC	Delaware
YSI VI LLC	Delaware
YSI VII LP	Delaware

YSI VII LP LLC	Delaware
YSI VIII LP	Delaware
YSI VIII LP LLC	Delaware
YSI X GP LLC	Delaware
YSI X LP	Delaware
YSI X LP LLC	Delaware
YSI XI GP LLC	Delaware
YSI XI LP	Delaware
YSI XI LP LLC	Delaware
YSI XV LLC	Delaware
YSI XVII LP	Delaware
YSI XX GP LLC	Delaware
YSI XX LP	Delaware
YSI XX LP LLC	Delaware
YSI XXV GP LLC	Delaware
YSI XXV LP	Delaware
YSI XXV LP LLC	Delaware
YSI XXVII GP LLC	Delaware
YSI XXVII LP	Delaware
YSI XXVII LP LLC	Delaware
YSI XXVIII GP LLC	Delaware
YSI XXVIII LP	Delaware
YSI XXVIII LP LLC	Delaware
YSI XXX LLC	Delaware
YSI XXXI, LLC	Delaware
YSI XXXII, LLC	Delaware
YSI XXXIII, LLC	Delaware
YSI XXXIIIA, LLC	Delaware
YSI XXXV, LLC	Delaware
YSI XXXVII, LLC	Delaware
YSI XXXXI, LLC	Delaware
YSI XXXXIII, LLC	Delaware
YSI XXXXV, LLC	Delaware
YSI XXXXVII, LLC	Delaware
YSI-Hart Limited Partnership	Delaware